


       OAKWOOD MORTGAGE INVESTORS, INC. 1997-A                                                    REPORT DATE:  August 6, 1997
       OAKWOOD ACCEPTANCE CORP. -  SERVICER                                                       POOL REPORT # 6
       REMITTANCE REPORT                                                                          Page 1 of 6
       REPORTING MONTH:                      Jul-97


                                                  Scheduled Principal Balance of Contracts
---------------------------------------------------------------------------------------------------

Beginning                                                                           Ending
Principal           Scheduled     Prepaid         Liquidated         Contracts      Principal
Balance             Principal     Principal       Principal          Repurchased    Balance
---------------------------------------------------------------------------------------------------


179,016,147.57     (274,674.39)  (914,607.09)    (185,550.80)             0.00    177,641,315.29
===================================================================================================



   Scheduled                        Scheduled                                             Amount
   Gross          Servicing         Pass Thru        Liquidation        Reserve        Available for    Limited          Total
   Interest       Fee               Interest           Proceeds        Fund Draw       Distribution     Guarantee     Distribution
------------------------------------------------------------------------------------------------------------------------------------


  1,574,387.97    149,180.12       1,425,207.85      165,008.12           0.00         2,928,677.57      0.00         2,928,677.57
====================================================================================================================================



Class A-6 Liquidity Account
       Beginning                              Investment    Balance Before    Reserve    Reserve       Balance After
        Balance            Deposits  Distrib.  Interest  Current Distribution Fund Draw  Fund Deposit  Current Distribution  Excess

------------------------------------------------------------------------------------------------------------------------------------

      302,872.76             0.00    -1,203.63  1,232.61       302,901.74       0.00        0.00         302,901.74         1,232.61
====================================================================================================================================

Class B-1 Liquidity Account
        Beginning                             Investment    Balance Before    Reserve    Reserve       Balance After
         Balance           Deposits  Distrib.  Interest  Current Distribution Fund Draw  Fund Deposit  Current Distribution  Excess
------------------------------------------------------------------------------------------------------------------------------------

       328,846.09             0.00  -1,306.84   1,338.31       328,877.56        0.00         0.00          328,877.56      1,338.31
====================================================================================================================================


         Reserve Fund Required Balance
        -------------------------------------
         Before Current    After Current
         Distribution      Distribution
        -------------------------------------

          301,669.13         301,669.13
        =====================================

         Reserve Fund Required Balance
        -------------------------------------
         Before Current    After Current
         Distribution      Distribution
        -------------------------------------

          327,539.25         327,539.25
        =====================================






                                       Certificate Account
--------------------------------------------------------------------------------------------------------------------------------

      Beginning                       Deposits                                         Investment              Ending
       Balance              Principal           Interest        Distributions           Interest               Balance
--------------------------------------------------------------------------------------------------------------------------------

     820,769.16           1,370,364.24        1,538,714.22      (2,678,463.36)          2,897.99             1,054,282.25
================================================================================================================================



                                 P&I Advances at Distribution Date

----------------------------------------------------------------------------------


      Beginning              Recovered            Current            Ending
       Balance               Advances             Advances           Balance
----------------------------------------------------------------------------------



      731,543.63            699,722.75           707,258.80        739,079.68
==================================================================================


OAKWOOD MORTGAGE INVESTORS, INC. 1997-A                                                             REPORT DATE:  August 6, 1997
OAKWOOD ACCEPTANCE CORP. -  SERVICER                                                                POOL REPORT # 6
REMITTANCE REPORT
REPORTING MONTH:                                  Jul-97                                            Page 2 of 6


Class B Crossover Test                                                                 Test Met?
-----------------------------------------------------------------                    ---------------
(a) Remittance date on or after September 2001                                             N



(b) Average 60 day Delinquency rate (less than or equal to) 5%                          #DIV/0!

(c) Average 30 day Delinquency rate (less than or equal to) 7%                          #DIV/0!


(d) Cumulative losses do not exceed the following

percent of the intitial principal balance of all Certificates

                Sep 2001- Feb 2003            7%                                           N
                March 2003-Feb 2004           8%                                           N
                March 2004 and thereafter     9%                                           N




(e) Current realized loss ratio <=            2.75%                                        Y


(f) Does Class B Percentage equal or
     exceed                                   25.376%
     of stated scheduled pool balance

                Beginning B-1 balance                                     17,586,000.00

                Beginning B-2 balance                                      9,255,770.00
                                                                      --------------------

                                                                          26,841,770.00
                Divided by beginning pool
                balance                                                  179,016,147.57
                                                                      --------------------
                                                                                 14.994%   N
                                                                      ====================

Average 60 day delinquency ratio:


                                 Over 60s               Pool Balance            %
                           --------------------------------------------------------

Current Mo                     3,407,981.29          177,641,315.29           1.92%
1st Preceding Mo                       0.00            2,639,638.23           0.00%
2nd Preceding Mo                       0.00                    0.00         #DIV/0!
                                                         Divided by              3
                                                                      -------------
                                                                            #DIV/0!
                                                                      =============


Average 30 day delinquency ratio:


                                 Over 30s           Pool Balance            %
                           --------------------------------------------------------

Current Mo                     6,022,002.99          177,641,315.29       3.39%
1st Preceding Mo                       0.00            5,159,615.88       0.00%
2nd Preceding Mo                       0.00                    0.00     #DIV/0!
                                                         Divided by          3
                                                                      -------------
                                                                        #DIV/0!
                                                                      =============

Cumulative loss ratio:

                       Cumulative losses                 101,978.92
                                            ------------------------
Divided by Initial Certificate Principal             185,107,770.00      0.055%
                                                                      =============



Current realized loss ratio:

                                  Liquidation             Pool
                                    Losses               Balance
                             -------------------------------------------

Current Mo                        20,542.68          177,641,315.29
1st Preceding Mo                       0.00               50,797.88
2nd Preceding Mo                       0.00                    0.00
                                                                         0.139%
                                                                      =============







        OAKWOOD MORTGAGE INVESTORS, INC. 1997-A
        OAKWOOD ACCEPTANCE CORP. -  SERVICER                             REPORT DATE:  August 6, 1997
        REMITTANCE REPORT                                                POOL REPORT # 6
        REPORTING MONTH:                                Jul-97                                                  Page 3 of 6



                                                                  Delinquency Analysis

                                           31 to 59 days        60 to 89 days         90 days and Over        Total Delinq.
                 No. of    Principal            Principal              Principal              Principal              Principal
                 Loans     Balance          #   Balance          #     Balance        #       Balance         #      Balance
                 -------------------------------------------------------------------------------------------------------------------


Excluding Repos  5,144   176,254,232.17     77   2,526,612.92    31   1,036,006.42    28      1,072,300.53    136    4,634,919.87

        Repos     48     1,387,083.12        3      87,408.78    10     263,905.79    35      1,035,768.55     48    1,387,083.12
                --------------------------------------------------------------------------------------------------------------------

        Total    5,192   177,641,315.29     80   2,614,021.70    41   1,299,912.21    63      2,108,069.08    184    6,022,002.99
                ====================================================================================================================


                                                                                                              3.5%           3.39%
                                                                                                              ======================
                                                   Repossession Analysis
                  Active Repos                Reversal          Current Month
                  Outstanding               (Redemption)            Repos            Cumulative Repos
                       Principal               Principal              Principal             Principal
                  #     Balance             #   Balance          #     Balance        #      Balance
                ----------------------------------------------------------------------------------------
Excluding Repos

        Repos    48    1,387,083.12         0     0.00           27   726,670.28      69    1,850,270.16


        Total




OAKWOOD MORTGAGE INVESTORS, INC. 1997-A
OAKWOOD ACCEPTANCE CORP. -  SERVICER                                       REPORT DATE:  August 6, 1997
REMITTANCE REPORT                                                                  POOL REPORT # 6
REPORTING MONTH:                          Jul-97
                                                                           Page 4 of 6
REPOSSESSION LIQUIDATION REPORT



                           Liquidated                                                      Net
  Account    Customer      Principal     Sales         Insur.    Total   Repossession  Liquidation
  Number       Name         Balance     Proceeds      Refunds   Proceeds   Expenses     Proceeds
---------------------------------------------------------------------------------------------------
108287-4   Tolbert, Ada    31,318.44    32,000.00     763.64   32,763.64     960.00   31,803.64
105511-0   Moon Jr, Glen   23,734.65    21,500.00     171.28   21,671.28   1,292.56   20,378.72
105812-2   Bowman, John    19,443.06    19,600.00     678.62   20,278.62   1,047.00   19,231.62
111021-2   Joseph, Brenda  16,471.94    14,900.00       0.00   14,900.00     745.60   14,154.40
105044-2   Saenz, Maria    31,600.74    31,900.00   2,378.55   34,278.55   2,157.00   32,121.55
104180-5   Sams, Coy       29,386.31    28,400.00   2,607.60   31,007.60   2,587.08   28,420.52
103570-8   Seids, Roger    33,595.66    27,900.00   3,039.30   30,939.30   1,638.40   29,300.90
                                                                    0.00                   0.00
                                                                    0.00                   0.00
                                                                    0.00                   0.00
                                                                    0.00                   0.00
                                                                    0.00                   0.00
                                                                    0.00                   0.00
                                                                    0.00                   0.00
                                                                    0.00                   0.00
                                                                    0.00                   0.00
                                                                    0.00                   0.00
                                                                    0.00                   0.00
                                                                    0.00                   0.00
                                                                    0.00                   0.00
                           ------------------------------------------------------------------------
         7                 185,550.80 176,200.00   9,638.99   185,838.99  10,427.64  175,411.35
                           ========================================================================

                                                     Net        Cuurent
  Account    Customer     Unrecov. FHA Insurance   Pass Thru  Period Net   Cumulative
  Number       Name       Advances    Coverage     Proceeds   Gain/(Loss)  Gain/(Loss)
--------------------------------------------------------------------------------------
108287-4   Tolbert, Ada   1,397.00     0.00       30,406.64      (911.80)
105511-0   Moon Jr, Glen  1,708.10     0.00       18,670.62    (5,064.03)
105812-2   Bowman, John   1,050.36     0.00       18,181.26    (1,261.80)
111021-2   Joseph, Brenda   749.52     0.00       13,404.88    (3,067.06)
105044-2   Saenz, Maria   1,718.60     0.00       30,402.95    (1,197.79)
104180-5   Sams, Coy      1,939.60     0.00       26,480.92    (2,905.39)
103570-8   Seids, Roger   1,840.05     0.00       27,460.85    (6,134.81)
                                       0.00            0.00         0.00
                                       0.00            0.00         0.00
                                       0.00            0.00         0.00
                                       0.00            0.00         0.00
                                       0.00            0.00         0.00
                                       0.00            0.00         0.00
                                       0.00            0.00         0.00
                                       0.00            0.00         0.00
                                       0.00            0.00         0.00
                                       0.00            0.00         0.00
                                       0.00            0.00         0.00
                                       0.00            0.00         0.00
                                       0.00            0.00         0.00
                         --------------------------------------------------
                         10,403.23     0.00      165,008.12   (20,542.68)    (101,978.92)
                         =====================================================================
   As a percentage of the aggregate cut-off date principal balance                  0.00
                                                                                ==============



OAKWOOD MORTGAGE INVESTORS, INC. 1997-A
OAKWOOD ACCEPTANCE CORP. -  SERVICER                                                         REPORT DATE:  August 6, 1997
REMITTANCE REPORT                                                                            POOL REPORT # 6
REPORTING MONTH:                             Jul-97
                                                                                             Page 5 of 6
CERTIFICATE PRINCIPAL ANALYSIS

PRINCIPAL

                                 Original         Beginning       Beginning     Current          Current    Ending
     Cert.                      Certificate      Certificate      Carryover    Principal        Principal  Carryover
     Class                        Balances         Balances       Principal       Due             Paid     Principal
---------------------------------------------------------------------------------------------------------------------


A-1                             36,152,000.00    30,060,377.57      0.00     1,374,832.28    1,374,832.28    0.00
A-1 Outstanding Writedown                                 0.00                       0.00

A-2                             32,798,000.00    32,798,000.00      0.00             0.00            0.00    0.00
A-2 Outstanding Writedown                                 0.00                       0.00

A-3                             23,683,000.00    23,683,000.00      0.00             0.00            0.00    0.00
A-3 Outstanding Writedown                                 0.00                       0.00

A-4                             11,771,000.00    11,771,000.00      0.00             0.00            0.00    0.00
A-4 Outstanding Writedown                                 0.00                       0.00

A-5                             37,665,000.00    37,665,000.00      0.00             0.00            0.00    0.00
A-5 Outstanding Writedown                                 0.00                       0.00

A-6                             16,197,000.00    16,197,000.00      0.00             0.00            0.00    0.00
A-6 Outstanding Writedown                                 0.00                       0.00

B-1                             17,586,000.00    17,586,000.00      0.00             0.00            0.00    0.00
B-1 Outstanding Writedown                                 0.00                       0.00

B-2                              9,255,770.00     9,255,770.00      0.00             0.00            0.00    0.00
B-2 Outstanding Writedown                                 0.00                       0.00


                              ---------------------------------------------------------------------------------------

                               185,107,770.00   179,016,147.57     0.00       1,374,832.28    1,374,832.28    0.00
                              =======================================================================================



                                                Ending                                Principal Paid
     Cert.                  Writedown         Certificate                   Pool         Per $1,000
     Class                   Amounts            Balances                   Factor       Denomination
----------------------------------------------------------------------------------------------------


A-1                           0.00         28,685,545.29                 79.34705%        38.03
A-1 Outstanding Writedown     0.00                  0.00                  0.00             0.00

A-2                           0.00         32,798,000.00                100.00000%         0.00
A-2 Outstanding Writedown     0.00                  0.00                  0.00             0.00

A-3                           0.00         23,683,000.00                100.00000%         0.00
A-3 Outstanding Writedown     0.00                  0.00                  0.00             0.00

A-4                           0.00         11,771,000.00                100.00000%         0.00
A-4 Outstanding Writedown     0.00                  0.00                  0.00             0.00

A-5                           0.00         37,665,000.00                100.00000%         0.00
A-5 Outstanding Writedown     0.00                  0.00                  0.00             0.00

A-6                           0.00         16,197,000.00                100.00000%         0.00
A-6 Outstanding Writedown     0.00                  0.00                  0.00             0.00

B-1                           0.00         17,586,000.00                100.00000%         0.00
B-1 Outstanding Writedown     0.00                  0.00                  0.00             0.00

B-2                           0.00          9,255,770.00                100.00000%         0.00
B-2 Outstanding Writedown     0.00                  0.00                  0.00             0.00


                           -------------------------------------

                               0.00        177,641,315.29
                           =====================================



OAKWOOD MORTGAGE INVESTORS, INC. 1997-A
OAKWOOD ACCEPTANCE CORP. -  SERVICER                                             REPORT DATE:  August 6, 1997
REMITTANCE REPORT                                                                POOL REPORT # 6
REPORTING MONTH:                          Jul-97
                                                                                 Page 6 of 6

CERTIFICATE INTEREST ANALYSIS



           Certificate                 Remittance     Beginning          Current                Total                  Interest
              Class                       Rate         Balance           Accrual                 Paid                 Shortfall
                                  --------------------------------------------------------------------------------------------------
A-1                                      5.75969%       0.00           149,091.45             149,091.45                 0.00
A-1  Carryover Interest                  0.00           0.00                 0.00                   0.00                 0.00
A-1  Writedown Interest                  0.00           0.00                 0.00                   0.00                 0.00

A-2                                      6.40000%       0.00           174,922.67             174,922.67                 0.00
A-2  Carryover Interest                  0.00           0.00                 0.00                   0.00                 0.00
A-2  Writedown Interest                  0.00           0.00                 0.00                   0.00                 0.00

A-3                                      6.65000%       0.00           131,243.29             131,243.29                 0.00
A-3  Carryover Interest                  0.00           0.00                 0.00                   0.00                 0.00
A-3  Writedown Interest                  0.00           0.00                 0.00                   0.00                 0.00

A-4                                      6.85000%       0.00            67,192.79              67,192.79                 0.00
A-4  Carryover Interest                  0.00           0.00                 0.00                   0.00                 0.00
A-4  Writedown Interest                  0.00           0.00                 0.00                   0.00                 0.00

A-5                                      7.12500%       0.00           223,635.94             223,635.94                 0.00
A-5  Carryover Interest                  0.00           0.00                 0.00                   0.00                 0.00
A-5  Writedown Interest                  0.00           0.00                 0.00                   0.00                 0.00

A-6                                      7.45000%       0.00           100,556.38             100,556.38                 0.00
A-6  Carryover Interest                  0.00           0.00                 0.00                   0.00                 0.00
A-6  Writedown Interest                  0.00           0.00                 0.00                   0.00                 0.00

B-1                                      7.45000%       0.00           109,179.75             109,179.75                 0.00
B-1  Carryover Interest                  0.00           0.00                 0.00                   0.00                 0.00
B-1  Writedown Interest                  0.00           0.00                 0.00                   0.00                 0.00

B-2                                      8.02500%       0.00            61,897.96              61,897.96                 0.00
B-2  Carryover Interest                  0.00           0.00                 0.00                   0.00                 0.00
B-2  Writedown Interest                  0.00           0.00                 0.00                   0.00                 0.00

Limited Guarantee                                       0.00                 0.00                   0.00                 0.00

X                                                  81,436.23           407,487.62             386,944.94            20,542.68

R                                                       0.00                 0.00                   0.00                 0.00

Service Fee                                             0.00           149,180.12             149,180.12                 0.00
                                                                   -----------------------------------------------------------------

                                                   81,436.23         1,574,387.97           1,553,845.29            20,542.68


Disbursed as follows:
----------------------------------
X Proceeds to Class A-6 Liquidity Account                                                           0.00
X Proceeds to Class B-1 Liquidity Account                                                           0.00
Service Fee to Class B-1 Liquidity Account                                                          0.00
                                                                                         ---------------
                                                                                            1,553,845.29
                                                                                         ===============

OAKWOOD MORTGAGE INVESTORS, INC. 1997-A
OAKWOOD ACCEPTANCE CORP. -  SERVICER


                                               Interest Paid
           Certificate          Ending          Per $1,000           Cert.            TOTAL
              Class            Balance         Denomination          Class         DISTRIBUTION
                        --------------------------------------------------------------------------
A-1
A-1  Carryover Interest         0.00              4.96               A-1          1,523,923.73
A-1  Writedown Interest         0.00              0.00
                                0.00              0.00
A-2
A-2  Carryover Interest         0.00              5.33               A-2            174,922.67
A-2  Writedown Interest         0.00              0.00
                                0.00              0.00
A-3
A-3  Carryover Interest         0.00              5.54               A-3            131,243.29
A-3  Writedown Interest         0.00              0.00
                                0.00              0.00
A-4
A-4  Carryover Interest         0.00              5.71               A-4             67,192.79
A-4  Writedown Interest         0.00              0.00
                                0.00              0.00
A-5
A-5  Carryover Interest         0.00              5.94               A-5            223,635.94
A-5  Writedown Interest         0.00              0.00
                                0.00              0.00
A-6
A-6  Carryover Interest         0.00              6.21               A-6            100,556.38
A-6  Writedown Interest         0.00              0.00
                                0.00              0.00
B-1
B-1  Carryover Interest         0.00              6.21               B-1            109,179.75
B-1  Writedown Interest         0.00              0.00
                                0.00              0.00
B-2
B-2  Carryover Interest         0.00              6.69               B-2             61,897.96
B-2  Writedown Interest         0.00              0.00
                                0.00              0.00
Limited Guarantee
                                0.00                         Limited Guarantee            0.00
X
                          101,978.91                                  X             386,944.94
R
                                0.00                                  R                   0.00
Service Fee
                                0.00                                                149,180.12
                                                                                --------------

                          101,978.91                                              2,928,677.57
                                                                                ==============

